UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      October 5, 2004 (September 29, 2004)

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
           -----------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        DELAWARE                  000-31863           77-0302527
        --------                  ---------           ----------
(State or Other Jurisdiction   (Commission          (IRS Employer
of Incorporation)              File Number)          Identification No.)


               3385 SCOTT BOULEVARD, SANTA CLARA, CALIFORNIA 95054
           -----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 727-6600
                                                     ---------------

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 29, 2004, Jason LeBeck, Vice President, Chief Financial Officer and Secretary, entered into a letter agreement with Computer Access Technology Corporation (the "Company"), and on October 4, 2004, Albert Lee, Vice President of Operations, entered into a letter agreement with the Company. Both letter agreements are based on the results of operations for the 2004 fiscal year.

         Under the letter agreements, if the Company achieves its planned GAAP Operating Income for the 2004 fiscal year as agreed to by the Board of Directors, Mr. LeBeck and Mr. Lee will be eligible to be paid an annual bonus of 10% of their current base salary through the 2004 Key Employee Program. If the Company achieves 80% of its planned GAAP Operating Income for the 2004 fiscal year, Mr. LeBeck and Mr. Lee will be eligible to be paid an annual bonus of 6.7% of their current base salary. If the Company achieves 120% of its planned GAAP Operating Income for the 2004 fiscal year, they will be eligible to be paid an annual bonus of 15% of their current base salary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

   Exhibit Number                Document
   --------------                --------

            10.1 Letter Agreement dated September 29, 2004 between the Company and Jason LeBeck.

            10.2 Letter Agreement dated October 4, 2004 between the Company and Albert Lee.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMPUTER ACCESS TECHNOLOGY CORPORATION,
                              a Delaware corporation



Date:    October 5, 2004      By:    /s/ Jason LeBeck
                                   -------------------------------------------
                                   Jason LeBeck
                                   Vice President, Chief Financial Officer and
                                   Secretary

EXHIBIT INDEX


   Exhibit Number                Document
   --------------                --------

            10.1 Letter Agreement dated September 29, 2004 between the Company and Jason LeBeck.

            10.2 Letter Agreement dated October 4, 2004 between the Company and Albert Lee.